Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K

                               MULTIPLE CLASS PLAN


                  This Multiple Class Plan (this "Plan") is adopted by the
            investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

      1. PURPOSE

            This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

       2. SEPARATE ARRANGEMENTS/CLASS DIFFERENCES

            The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

      3. EXPENSE ALLOCATIONS

            Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

            (a)   transfer agent fees;

            (b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders;

            (c)   blue sky registration fees;

            (d)   SEC registration fees;

            (e) the expense of administrative personnel and services as required to support the shareholders;

            (f) litigation or other legal expenses relating solely to one Class; or

            (g) other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

      4. CONVERSION AND EXCHANGE FEATURES

            The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

      5. AMENDMENT

            Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.



                                                                  REVISED 6/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             CASH II SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED CASH II SHARES
SALES LOAD                  None
CONTINGENT DEFERRED SALES   None
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average daily
                            net asset value
12B-1 FEE                   As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Cash II Shares as described in Section
                            3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS: None EXCHANGE PRIVILEGE: Cash II Shares may be exchanged for Cash II Shares of any other FEDERATED fund OR share class THAT DOES NOT HAVE A STATED sales charge OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



                                SCHEDULE OF FUNDS

                             OFFERING CASH II SHARES

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

--------------------------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |            SERIES             |12B-1 FEE|
--------------------------------------------------------------------------
|Money Market Obligations Trust|Automated Cash Management Trust|0.25%    |
--------------------------------------------------------------------------
|                              |California Municipal Cash Trust|0.20%    |
--------------------------------------------------------------------------
|                              |Florida Municipal Cash Trust   |0.25%    |
--------------------------------------------------------------------------
|                              |New York Municipal Cash Trust  |0.25%    |
--------------------------------------------------------------------------
|                              |Ohio Municipal Cash Trust      |0.30%    |
--------------------------------------------------------------------------



                                                                  REVISED 6/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                           CASH SERIES SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

FEES AND EXPENSES         MAXIMUM AMOUNT ALLOCATED CASH SERIES SHARES
SALES LOAD                None
CONTINGENT DEFERRED SALES None
CHARGE ("CDSC")
SHAREHOLDER               SERVICE FEE Up to 25 basis points (0.25%) of the
                          average daily net asset value
12B-1 FEE                 As set forth in the attached Schedule
OTHER EXPENSES            Itemized expenses incurred by the Fund with respect to
                          holders of Cash Series Shares as described in
                          Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGES: Cash Series Shares may be exchanged for Cash Series Shares of any other FEDERATED fund OR share class THAT DOES NOT HAVE A STATED sales charge OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



                                SCHEDULE OF FUNDS

                           OFFERING CASH SERIES SHARES



The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



-----------------------------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |              SERIES              |12B-1 FEE|
-----------------------------------------------------------------------------
|Money Market Obligations Trust|California Municipal Cash Trust   |0.60%    |
-----------------------------------------------------------------------------
|                              |Connecticut Municipal Cash Trust  |0.60%    |
-----------------------------------------------------------------------------
|                              |Florida Municipal Cash Trust      |0.60%    |
-----------------------------------------------------------------------------
|                              |Massachusetts Municipal Cash Trust|0.60%    |
-----------------------------------------------------------------------------
|                              |Minnesota Municipal Cash Trust    |0.50%    |
-----------------------------------------------------------------------------
|                              |New Jersey Municipal Cash Trust   |0.60%    |
-----------------------------------------------------------------------------
|                              |New York Municipal Cash Trust     |0.60%    |
-----------------------------------------------------------------------------
|                              |Pennsylvania Municipal Cash Trust |0.40%    |
-----------------------------------------------------------------------------
|                              |Virginia Municipal Cash Trust     |0.60%    |
-----------------------------------------------------------------------------













                                                                 REVISED 7/31/06


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             CLASS A SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED CLASS A SHARES
SALES LOAD                  Up to 5.5% of the public offering price
CONTINGENT DEFERRED SALES   0.00%
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average daily
                            net asset value
12B-1 FEE                   As set forth in the attached Schedule
REDEMPTION FEE              As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Class A Shares as described in Section
                            3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: Class A Shares may be exchanged for Class A Shares of any other Fund Such Funds will include the Class A Shares of the MDT Funds effective upon Federated Investors Inc.'s acquisition of a majority of the limited liability interests in the investment adviser to the MDT Funds, MDTA LLC.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.







3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

   (A)BASIC SALES LOAD SCHEDULE

   The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                         |SALES LOAD AS A PERCENTAGE OF
    PURCHASE AMOUNT    |    PUBLIC OFFERING PRICE
------------------------------------------------------
 Less than $50,000     |        5.50%
 $50,000 but less than |            4.50%
 $100,000              |
 $100,000 but less than|            3.75%
 $250,000              |
 $250,000 but less than|            2.50%
 $500,000              |
 $500,000 but less than|            2.00%
 $1 million            |
 $1 million or greater |            0.00%


   (B) FIXED INCOME SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                        |SALES CHARGE AS A PERCENTAGE OF
    PURCHASE AMOUNT    |     PUBLIC OFFERING PRICE
--------------------------------------------------------
 Less than $100,000    |             4.50%
 $100,000 but less than|             3.75%
 $250,000              |
 $250,000 but less than|             2.50%
 $500,000              |
 $500,000 but less than|             2.00%
 $1 million            |
 $1 million or greater |             0.00%




   (C) MODIFIED FIXED INCOME SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                      |  SALES CHARGE AS A
    PURCHASE AMOUNT   |    PERCENTAGE OF
                      |PUBLIC OFFERING PRICE
---------------------------------------------
 Less than $1 million |        1.00%
 $1 million or greater|        0.00%


   (D) MONEY MARKET LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                |  SALES CHARGE AS A
 PURCHASE AMOUNT|    PERCENTAGE OF
                |PUBLIC OFFERING PRICE
---------------------------------------
 All purchases  |        0.00%


   (E) ULTRASHORT BOND LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                               | SALES CHARGE AS A
         PURCHASE AMOUNT        |    PERCENTAGE OF
                                |PUBLIC OFFERING PRICE
-------------------------------------------------------
 Less than $50,000              |        2.00%
 $50,000 but less than $100,000 |        1.75%
 $100,000 but less than $250,000|        1.50%
 $250,000 +                     |        0.00%



   (F) MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

                                  |  SALES CHARGE AS A
          PURCHASE AMOUNT         |    PERCENTAGE OF
                                  |PUBLIC OFFERING PRICE
---------------------------------------------------------
 Less than $50,000                |        3.00%
 $50,000 but less than $100,000   |        2.50%
 $100,000 but less than $250,000  |        2.00%
 $250,000 but less than $500,000  |        1.50%
 $500,000 but less than $1 million|        1.00%
 $1 million or greater            |        0.00%


    (G)"LARGE TICKET" PURCHASES

   Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.



   (H) REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

* Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

* Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.



   (I) WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:

      *  within 120 days of redeeming shares of an equal or greater amount;

      * through a financial intermediary that did not receive a dealer reallowance on the purchase;

      *  with reinvested dividends or capital gains;

           {circle}by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

      * by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

      * by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

      *  pursuant to the exchange privilege.



   (J) WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

   Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

      * Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

      * representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

      * of Shares that were reinvested within 120 days of a previous redemption;

      * of Shares held by the by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

      * of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

      *  of Shares purchased with reinvested dividends or capital gains;

      * imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

      * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.



4. SPECIAL OFFER PROGRAM

   [NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

   During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange

5. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code.





                                SCHEDULE OF FUNDS

                             OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

     MULTIPLE CLASS COMPANY                    SERIES                12B-1                      REDEMPTION FEE
                                                                             FEE
Federated American Leaders Fund,                                     None                            None
Inc.
Federated Equity Funds           Federated Capital Appreciation Fund 0.25%                           None
                                 Federated Kaufmann Fund             0.25%                           None
                                 Federated Kaufmann Small Cap Fund   0.25%                           None
                                 Federated Large Cap Growth Fund     0.25%                           None
                                 Federated Market Opportunity Fund   0.25%                           None
                                 Federated Mid-Cap Growth Strategies None                            None
                                 Fund
                                 Federated Strategic Value Fund      0.25%                           None
                                 Federated Technology Fund           0.25%                           None
Federated Equity Income Fund,                                        0.50%                           None
Inc.
Federated Income Securities      Federated Capital Income Fund       None                            None
Trust
                                 Federated Muni and Stock Advantage  0.25%                           None
                                 Fund
                                 Federated Real Return Bond Fund     0.25%                           None
Federated International Series,  Federated International Equity Fund None                            2% on shares redeemed or
Inc.                                                                                                 exchanged within 30 days of
                                                                                                     purchase
Federated Managed Allocation   Federated Balanced Allocation Fund       0.25%                         None
Portfolios
                               Federated Target ETF Fund 2015           0.25%                         None
                               Federated Target ETF Fund 2025           0.25%                         None
                               Federated Target ETF Fund 2035           0.25%                         None
FEDERATED MDT SERIES           FEDERATED MDT ALL CAP CORE FUND          0.25%                         NONE
                               FEDERATED MDT TAX AWARE/ALL CAP CORE     0.25%                         NONE
                               FUND
                               FEDERATED MDT LARGE CAP GROWTH FUND      0.25%                         NONE
                               FEDERATED MDT MID CAP GROWTH FUND        0.25%                         NONE
                               FEDERATED MDT SMALL CALL VALUE FUND      0.25%                         NONE
                               FEDERATED MDT SMALL CAP CORE FUND        0.25%                         NONE
                               FEDERATED MDT SMALL CAP GROWTH FUND      0.25%                         NONE
                               FEDERATED MDT BALANCED FUND              0.25%                         NONE
Federated Stock and Bond Fund,                                          None                          None
Inc.
Federated World Investment     Federated International Capital          0.25%                         2% on shares redeemed or
Series, Inc.                   Appreciation Fund                                                      exchanged within 30 days of
                                                                                                      purchase
                               Federated International High Income Fund 0.25%                         None
                               Federated International Small Company    0.25%                         2% on shares redeemed or
                               Fund                                                                   exchanged within 30 days of
                                                                                                      purchase
                               Federated International Value            0.25%                         2% on shares redeemed or
                               Fund                                                                   exchanged within 30 days of


                                                                                                      purchase

2. CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

        MULTIPLE CLASS COMPANY                        SERIES               12B-1                  REDEMPTION FEE
                                                                             FEE
Federated Fixed Income Securities, Inc. Federated Strategic Income Fund    None                        None
Federated Government Income Securities,                                    0.25%                       None
Inc.
Federated High Income Bond Fund, Inc.                                      None                        2% on shares redeemed or
                                                                                                       exchanged within 90 days
                                                                                                       of purchase
Federated Income Securities Trust       Federated Fund for U.S. Government None                        None
                                        Securities
Federated International Series, Inc.    Federated International Bond Fund  0.25%                       None
Federated Investment Series Funds, Inc. Federated Bond Fund                0.25%                       None
Federated Municipal High Yield                                             0.25%                       None
Advantage Fund, Inc.
Federated Municipal Securities Fund,                                       None                        None
Inc.
Federated Municipal Securities Income   Federated California Municipal     0.25%                       None
Trust                                   Income Fund
                                        Federated Municipal High Yield     0.25%                       None
                                        Advantage Fund
                                        Federated New York Municipal       0.25%                       None
                                        Income Fund
                                        Federated North Carolina Municipal 0.25%                       None
                                        Income Fund
                                        Federated Pennsylvania Municipal   0.40%                       None
                                        Income Fund
                                        Federated Vermont Municipal Income 0.25%                       None
                                        Fund
Federated Total Return Series, Inc.     Federated Total Return Bond Fund   0.25%                       None

3. CLASS A SHARES SUBJECT TO THE MODIFIED FIXED INCOME SALES LOAD SCHEDULE

        MULTIPLE CLASS COMPANY                    SERIES                      12B-1 FEE      REDEMPTION FEE
Federated Fixed Income Securities, Inc. Federated Limited Term Municipal Fund   0.25%        None
Federated Income Securities Trust       Federated Short-Term Income Fund        0.25%        None

4. CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

    MULTIPLE CLASS COMPANY                       SERIES                       12B-1 FEE      REDEMPTION FEE
Money Market Obligations Trust          Liberty U.S. Government                 None         None
                                        Market Trust

5. CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND LOAD SCHEDULE

        MULTIPLE CLASS COMPANY                   SERIES                       12B-1 FEE      REDEMPTION FEE

Federated Fixed Income Securities, Inc. Federated Municipal Ultrashort Fund     0.25%        None
Federated Institutional Trust           Federated Government Ultrashort         0.25%        None
                                        Duration Fund
Federated Total Return Series, Inc.     Federated Ultrashort Bond Fund          0.30%        None

6. CLASS A SHARES SUBJECT TO THE MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD
   SCHEDULE

          MULTIPLE CLASS COMPANY                  SERIES                      12B-1 FEE      REDEMPTION FEE
Federated Municipal Securities Income   Federated Michigan Intermediate         None         None
Trust                                   Municipal Trust

7. CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

        MULTIPLE CLASS COMPANY                    SERIES
Federated Fixed Income Securities, Inc. Federated Municipal Ultrashort Fund
Federated Institutional Trust           Federated Government Ultrashort Duration Fund
Federated Total Return Series, Inc.     Federated Ultrashort Bond Fund






                                                                  REVISED 6/1/06


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             CLASS B SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fee sand fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

FEES AND EXPENSES MAXIMUM AMOUNT ALLOCATED CLASS B SHARES SALES LOAD None CONTINGENT DEFERRED SALES Up to 5.5% of the share price at the time of CHARGE ("CDSC") purchase or redemption, whichever is lower SHAREHOLDER SERVICE FEE Up to 25 basis points (0.25%) of the average daily net asset value
12B-1 FEE                   Up to 75 basis points (0.75%) of the average daily
                            net asset value
REDEMPTION FEE              As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Class B Shares as described in Section
                            3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION          RIGHTS: After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on or about the last day of the following month

EXCHANGE PRIVILEGE: Class B Shares may be exchanged for Class B Shares of any other Fund.
In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

   (A)BASIC CDSC SCHEDULE

--------------------------------------------------
|SHARES HELD UP TO: TO:|HAVE A CDSC OF:          |
--------------------------------------------------
|        1 year        |         5.50 %          |
--------------------------------------------------
|       2 years        |         4.75 %          |
--------------------------------------------------
|       3 years        |         4.00 %          |
--------------------------------------------------
|       4 years        |         3.00 %          |
--------------------------------------------------
|       5 years        |         2.00 %          |
--------------------------------------------------
|       6 years        |         1.00 %          |
--------------------------------------------------
|       7 years        |         0.00 %          |
--------------------------------------------------
|       8 years        |Convert to Class A Shares|
--------------------------------------------------


   (B)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:



* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

* of Shares that were reinvested within 120 days of a previous redemption;

* of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

* of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

*     of shares purchased with reinvested dividends or capital gains;

* imposed by the Fund when it closes an account for not meeting minimum balance requirements; and

* of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

   (C) SYSTEMATIC WITHDRAWAL PROGRAM

   Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.



4. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code.


                                SCHEDULE OF FUNDS

                             OFFERING CLASS B SHARES



The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

      MULTIPLE CLASS COMPANY                       SERIES                12B-1                    REDEMPTION FEE
                                                                             FEE
Federated American Leaders Fund,                                         0.75%                         None
Inc.
Federated Equity Funds              Federated Capital Appreciation Fund  0.75%                         None
                                    Federated Kaufmann Fund              0.75%                         None
                                    Federated Kaufmann Small Cap Fund    0.75%                         None
                                    Federated Large Cap Growth Fund      0.75%                         None
                                    Federated Market Opportunity Fund    0.75%                         None
                                    Federated Mid-Cap Growth Strategies  0.75%                         None
                                    Fund
                                    Federated Technology Fund            0.75%                         None
Federated Equity Income Fund, Inc.                                       0.75%                         None
Federated Fixed Income Securities,  Federated Strategic Income Fund      0.75%                         None
Inc.
Federated Government Income                                              0.75%                         None
Securities, Inc.
Federated High Income Bond Fund,                                         0.75%                         2% on shares redeemed or
Inc.                                                                                                   exchanged within 90 days
                                                                                                       of purchase
Federated Income Securities Trust   Federated Capital Income Fund        0.75%                         None
                                    Federated Fund for U.S. Government   0.75%                         None
                                   Securities
                                    Federated Muni and Stock Advantage   0.75%                         None
                                      Fund

Federated International Series, Inc.   Federated International Bond Fund    0.75%                       None
                                       Federated International Equity Fund  0.75%                       2% on shares redeemed or 0
                                                                                                        exchanged within 30 days of
                                                                                                        purchase
Federated Investment Series Funds,     Federated Bond Fund                  0.75%                       None
Inc.
Federated Managed Allocation           Federated Balanced Allocation Fund   0.75%                       None
Portfolios
Federated Municipal High Yield                                              0.75%                       None
Advantage Fund, Inc.
Federated Municipal Securities Fund,                                        0.75%                       None
Inc.
Federated Municipal Securities Income  Federated California Municipal       0.75%                       None
Trust                                  Income Fund
                                       Federated Municipal High Yield       0.75%                       None
                                       Advantage Fund
                                       Federated New York Municipal Income  0.75%                       None
                                       Fund
                                       Federated Pennsylvania Municipal     0.75%                       None
                                       Income Fund
Federated Stock and Bond Fund, Inc.                                         0.75%                       None
Federated Total Return Series, Inc.    Federated Total Return Bond Fund     0.75%                       None
Federated World Investment Series,     Federated International Capital      0.75%                       2% on shares redeemed or
Inc.                                   Appreciation Fund                                                exchanged within 30 days of
                                                                                                        purchase
                                       Federated International High Income  0.75%                       None
                                      Fund
                                       Federated International Small        0.75%                       2% on shares redeemed or
                                       Company Fund                                                     exchanged within 30 days of
                                                                                                        purchase
                                       Federated International Value Fund     0.75%                     2% on shares redeemed or
                                                                                                        exchanged within 30 days of
                                                                                                        purchase
Money Market Obligations               Liberty U.S. Government Money Market   0.75%                     None
Trust                                  Trust










                                                                 REVISED 7/31/06


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             CLASS C SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of the payment of the 1.0% front-end sales load ("dealer reallowance") and an advance commission of up to 1.0% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

FEES AND EXPENSES MAXIMUM AMOUNT ALLOCATED CLASS C SHARES SALES LOAD 1.0% of the public offering price CONTINGENT DEFERRED 1.0% of the share price at the time of purchase or SALES CHARGE redemption, whichever is lower if redeemed months within ("CDSC") twelve months following purchase
SHAREHOLDER SERVICE Up to 25 basis points (0.25%) of the average daily net asset FEE value 12B-1 FEE As set forth in the attached Schedule REDEMPTION FEE As set forth in the attached Schedule OTHER EXPENSES Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None
EXCHANGE             PRIVILEGES: Class C Shares may be exchanged for Class C
                     Shares of any other Fund. Such Funds will include the Class
                     C Shares of the MDT Funds effective upon Federated
                     Investors Inc.'s acquisition of a majority of the limited liability interests in the investment adviser to the MDT
                     Funds, MDTA LLC.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

   (A)WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class C Shares made:

      *  within 120 days of redeeming shares of an equal or greater amount;

      * through a financial intermediary that did not receive a dealer reallowance on the purchase;

           {circle}by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

      *  with reinvested dividends or capital gains;

      * by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons; and

      *  pursuant to the exchange privilege.

    (B) WAIVER OF CDSC

   Contingent upon notification of the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

   *  of Shares that were reinvested within 120 days of a previous redemption;

   * of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

   * of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

   *  of Shares purchased with reinvested dividends or capital gains;

   * imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

   * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.



4. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code.





                                SCHEDULE OF FUNDS

                             OFFERING CLASS C SHARES



The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

       MULTIPLE CLASS COMPANY                      SERIES               12B-1                     REDEMPTION FEE
                                                                             FEE
Federated American Leaders Fund, Inc.                                   0.75%                          None
Federated Equity Funds                Federated Capital Appreciation    0.75%                          None
                                      Fund
                                      Federated Kaufmann Fund           0.75%                          None
                                      Federated Kaufmann Small Cap Fund 0.75%                          None
                                      Federated Large Cap Growth Fund   0.75%                          None
                                      Federated Market Opportunity Fund 0.75%                          None
                                      Federated Mid Cap Growth          0.75%                          None
                                      Strategies Fund
                                      Federated Strategic Value Fund    0.75%                          None
                                      Federated Technology Fund         0.75%                          None
Federated Equity Income Fund, Inc.                                      0.75%                          None
Federated Fixed Income Securities,    Federated Strategic Income Fund   0.75%                          None
Inc.
Federated Government Income                                             0.75%                          None
Securities, Inc.
Federated High Income Bond Fund, Inc.                                   0.75%                          2% on shares redeemed or
                                                                                                       exchanged within 90 days of
                                                                                                       purchase

Federated Income Securities Trust        Federated Capital Income Fund      0.75%                        None
                                         Federated Fund for U.S. Government 0.75%                        None
                                         Securities
                                         Federated Muni and Stock Advantage 0.75%                        None
                                         Fund
                                         Federated Real Return Bond Fund    0.75%                        None
Federated Index Trust                    Federated Max-Cap Index Fund       0.75%                        None
                                         Federated Mini-Cap Index Fund      0.75%                        None
Federated International Series, Inc.     Federated International Bond Fund  0.75%                        None
                                         Federated International Equity     0.75%                        2% on shares redeemed or
                                         Fund                                                            exchanged within 30 days
                                                                                                         of purchase
Federated Investment Series Funds, Inc.  Federated Bond Fund                0.75%                        None
Federated Managed Allocation Portfolios  Federated Balanced Allocation Fund 0.75%                        None
FEDERATED MDT SERIES                     FEDERATED MDT ALL CAP CORE FUND    0.75%                        NONE
                                         FEDERATED MDT TAX AWARE/ALL CAP    0.75%                        NONE
                                         CORE FUND
                                         FEDERATED MDT LARGE CAP GROWTH     0.75%                        NONE
                                         FUND
                                         FEDERATED MDT MID CAP GROWTH FUND  0.75%                        NONE
                                         FEDERATED MDT SMALL CAP CORE FUND  0.75%                        NONE
                                         FEDERATED MDT SMALL CAP GROWTH     0.75%                        NONE
                                         FUND
                                         FEDERATED MDT SMALL CAP VALUE FUND 0.75%                        NONE
                                         FEDERATED MDT BALANCED FUND        0.75%                        NONE
Federated Municipal High Yield Advantage                                    0.75%                        None
Fund, Inc.

Federated Municipal Securities                                            0.75%                        None
Fund, Inc.

Federated Municipal Securities    Federated Municipal High Yield          0.75%                        None
Income Trust                      Advantage Fund
Federated Stock and Bond Fund,                                            0.75%                        None
Inc.
Federated Total Return Series,    Federated Total Return Bond Fund        0.75%                        None
Inc.
Federated World Investment        Federated International Capital         0.75%                        2% on shares redeemed
Series, Inc.                      Appreciation Fund                                                    or exchanged within 30 days
                                                                                                       of purchase
                                  Federated International High Income     0.75%                        None
                                  Fund
                                  Federated International Small Company   0.75%                        2% on shares redeemed
                                  Fund                                                                 or exchanged within 30 days
                                                                                                       of purchase
                                  Federated International Value Fund      0.75%                        2% on shares redeemed
                                                                                                       or exchanged within 30 days
                                                                                                       of purchase
Money Market Obligations Trust    Liberty U.S. Government Money Market    0.75%                        None
                                  Trust







                                                                  REVISED 6/1/06


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             CLASS F SHARES* EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED CLASS F SHARES
SALES LOAD                  Up to 100 basis points (1.00%) of the public
                            offering price
CONTINGENT DEFERRED SALES Up to 100 basis points (1.00%) of the share price
 CHARGE ("CDSC") at the time of original purchase or redemption, whichever is lower
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average daily
                            net asset value
12B-1 FEE                   As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Class F Shares as described in Section
                            3 of the Plan

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None
EXCHANGE PRIVILEGES: Class F Shares may be exchanged for Class F Shares of any other Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

   (A)BASIC SALES LOAD SCHEDULE *

                                                   SALES CHARGE AS PERCENTAGE
                                                   OF OFFERING PRICE SALES
                                                   CHARGE AS A PERCENTAGE OF NAV
PURCHASE AMOUNT:

Less than $1 million  1.00%                                        1.01%
$1 million or greater 0.00%                                        0.00%

  * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.

   (B)CDSC SCHEDULE

   Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

                                    CONTINGENT DEFERRED SALES CHARGE:
PURCHASE AMOUNT:                    SHARES HELD:

Under $2 million 4 years or less 1.00% $2 million but less than $5 million 2 years or less 0.50% $ 5 million or greater 1 year or less 0.25%


   (C)REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:



* Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers
     (TINs),  social security numbers (SSNs), or Broker  Identification  Numbers
     (BINs); and

* Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

    (D)WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

*    within 120 days of redeeming Shares of an equal or greater amount;

* through a financial intermediary that did not receive a dealer reallowance on the purchase;

{circle}by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;



*    with reinvested dividends or capital gains;

* by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

*    pursuant to the exchange privilege.

 (E)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

* (Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;

* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

* of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;

* of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

* of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;

*    of Shares purchased with reinvested dividends or capital gains;

{circle}imposed by the Fund when it closes an account for not meeting the minimum balance requirements;

* of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and

* representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.



                                SCHEDULE OF FUNDS

                             OFFERING CLASS F SHARES



The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE



              MULTIPLE CLASS COMPANY                                   SERIES                     12B-1 FEE
Federated American Leaders Fund, Inc.                                                             None
Federated Equity Income Fund, Inc                                                                 0.25%
Federated Fixed Income Securities, Inc.             Federated Limited Term Municipal Fund         0.15%
                                                    Federated Strategic Income Fund               0.50%
Federated Government Income Securities, Inc.                                                      None
Federated Income Securities Trust                   Federated Capital Income Fund                 0.25%
Federated Investment Series Funds, Inc.             Federated Bond Fund                           None
Federated Municipal High Yield Advantage Fund, Inc.                                               0.25%
Federated Municipal Securities Income Trust         FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND 0.25%
                                                    Federated Ohio Municipal Income Fund          0.40%
Money Market Obligations Trust                      Liberty U.S. Government Money Market Trust    None









                                                                 REVISED 12/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             CLASS K SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class K Shares will consist of:

(i) Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan recordkeepers; and

(ii) with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class K Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class K Shares will bear the following fees and expenses:

FEES AND EXPENSES   MAXIMUM AMOUNT ALLOCATED CLASS K SHARES
SALES LOAD          None
CONTINGENT DEFERRED None
SALES CHARGE
("CDSC")
REDEMPTION FEE As set forth in the attached Schedule. SHAREHOLDER SERVICE As set forth in the attached Schedule FEE 12B-1 FEE As set forth in the attached Schedule OTHER EXPENSES Itemized expenses incurred by the Fund with respect to holders of Class K Shares as described in Section 3 of the Multiple Class Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class K Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: With respect to the Kaufmann Fund, Class K Shares may be exchanged for Class A Shares or Class K Shares of any other Fund. With respect to the other funds, Class K Shares may be exchanged for Class K Shares, including the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class K Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class K Shares redeemed or exchange by employer-sponsored retirement plans.



                                SCHEDULE OF FUNDS

                             OFFERING CLASS K SHARES



The Funds set forth on this Schedule each offer Class K Shares on the terms set forth in the Class K Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



              MULTIPLE CLASS COMPANY                            SERIES                12B-1        SHAREHOLDER        REDEMPTION
                                                                                       FEE         SERVICES FEE          FEE
Federated American Leaders Fund, Inc.                                                0.50%            None               None
Federated Equity Funds                             Federated Capital Appreciation    0.50%            None               None
                                                   Fund
                                                   Federated Kaufmann Fund           0.50%           0.25%               0.20%
                                                   Federated Kaufmann Small Cap Fund 0.50%            None               None
Federated Index Trust                              Federated Max-Cap Index Fund      0.50%            None               None
FEDERATED MANAGED ALLOCATION PORTFOLIOS            FEDERATED TARGET ETF FUND 2015    0.50%           0.25%               NONE
                                                   FEDERATED TARGET ETF FUND 2025    0.50%           0.25%               NONE
                                                   FEDERATED TARGET ETF FUND 2035    0.50%           0.25%               NONE
Federated Stock and Bond Fund, Inc.                                                  0.50%            None               None
Total Return Series, Inc.                          Federated Total Return Bond Fund  0.50%            None               None
Federated U.S. Government Securities Fund:
  2-5 Years                                                                           0.50%            None               None








                                                                REVISED 6/1/2005


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             CLASS Y SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class Y Shares will consist of sales to institutional purchasers requiring less distribution support activity and less shareholder services, who are also seeking low expense ratios. In connection with this basic arrangement, Class Y Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED CLASS Y SHARES
SALES LOAD                  None
CONTINGENT DEFERRED SALES   None
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE     None
12B-1 FEE                   None
OTHER                       EXPENSES Itemized expenses incurred by the Fund with
                            respect to holders of Class Y Shares as described in
                            Section 3 of the Plan

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class Y Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: Class Y Shares may be exchanged for Class Y Shares of any other FEDERATED fund OR SHARE CLASS THAT DOES NOT HAVE A STATED SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



                                SCHEDULE OF FUNDS

                             OFFERING CLASS Y SHARES



The Funds set forth on this Schedule each offer Class Y Shares on the terms set forth in the Class Y Shares Exhibit to the Multiple Class Plan, in each case as indicated below:



MULTIPLE CLASS COMPANY                                SERIES

Federated Income Securities Trust               Federated Short Term Income Fund
Federated U.S. Government Securities Fund:
1-3 Years
Intermediate Municipal Trust                    Federated Intermediate Municipal
                                                Trust










                                                                  REVISED 6/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                      INSTITUTIONAL CAPITAL SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Capital Shares will bear the following fees and expenses:

FEES AND EXPENSES    MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL CAPITAL SHARES
SALES LOAD           None
CONTINGENT DEFERRED  None
SALES CHARGE
("CDSC")
SHAREHOLDER SERVICE Up to 25 basis points (0.25%) of the average daily net FEE asset value 12B-1 FEE None OTHER EXPENSES Itemized expenses incurred by the Fund with respect to holders of Institutional Capital Shares as described in
                     Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGES: Institutional Capital Shares may be exchanged for Institutional Capital Shares of any other FEDERATED fund OR share class THAT DOES NOT HAVE A STATED sales charge OR A CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                                SCHEDULE OF FUNDS

                      OFFERING INSTITUTIONAL CAPITAL SHARES



The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan..

------------------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |             SERIES              |
------------------------------------------------------------------
|Money Market Obligations Trust|California Municipal Cash Trust  |
------------------------------------------------------------------
|                              |Government Obligations Fund      |
------------------------------------------------------------------
|                              |Municipal Obligations Fund       |
------------------------------------------------------------------
|                              |Prime Cash Obligations Fund      |
------------------------------------------------------------------
|                              |Prime Management Obligations Fund|
------------------------------------------------------------------
|                              |Prime Value Obligations Fund     |
------------------------------------------------------------------
|                              |Treasury Obligations Fund        |
------------------------------------------------------------------




                                                                  REVISED 6/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                      INSTITUTIONAL SERVICE SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Service Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Service Shares will bear the following fees and expenses:

FEES AND EXPENSES    MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL SERVICE SHARES
SALES LOAD           None
CONTINGENT DEFERRED  None
SALES CHARGE
("CDSC")
SHAREHOLDER SERVICE Up to 25 basis points (0.25%) of the average daily net FEE asset value 12B-1 FEE As set forth in the attached Schedule OTHER EXPENSES Itemized expenses incurred by the Fund with respect to holders of Institutional Service Shares as described in
                     Section 3 of the Plan

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGES: Institutional Service Shares may be exchanged for Institutional Service Shares of any other FEDERATED fund OR SHARE CLASS THAT DOES NOT HAVE A STATED SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES. Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


                                SCHEDULE OF FUNDS

                      OFFERING INSTITUTIONAL SERVICE SHARES



The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

MULTIPLE CLASS COMPANY                      SERIES               12B-1
                                                                                                    FEE
Federated Adjustable Rate Securities Fund                                                          0.25%
Federated GNMA Trust                                                                               0.25%
Federated Income Securities Trust                                Federated Intermediate Corporate  0.25%
                                                                       Bond Fund
                                                                 Federated Short-Term Income Fund  0.15%
Federated Income Trust                                                                             0.25%
Federated Index Trust                                            Federated Max-Cap Index Fund      0.30%
Federated Institutional Trust                                    Federated Government Ultrashort   0.25%
                                                                   Duration Fund
                                                                 FEDERATED INTERMEDIATE            0.25%
                                                                 GOVERNMENT/CORPORATE FUND
FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.
(formerly:  Federated Limited Duration                                                             0.25%
Government Fund, Inc.)
Federated Short-Term Municipal Trust                                                               0.25%
Federated Total Return Government Bond Fund                                                        0.25%
Federated Total Return Series, Inc.                              Federated Mortgage Fund           0.25%
                                                                 Federated Total Return Bond Fund  0.25%
                                                                 Federated Ultrashort Bond Fund    0.25%
Federated U.S. Government Securities Fund:
1-3 Years                                                                                          0.25%
Federated U.S. Government Securities Fund:
2-5 Years                                                                                          0.25%
Money Market Obligations Trust                                   Arizona Municipal Cash Trust      None
                                                                 Automated Cash Management Trust   None
                                                                 California Municipal Cash Trust   None
                                                                 Connecticut Municipal Cash Trust  None
                                                                 Government Obligations Fund       None
                                                                 Government Obligations Tax-       None
                                                                 Managed Fund
                                                                 Massachusetts Municipal Cash      None
                                                                 Trust
                                                                 Michigan Municipal Cash Trust     None
                                                                 Municipal Obligations Fund        None
                                                                 New Jersey Municipal Cash Trust   0.10%
                                                                 New York Municipal Cash Trust     0.25%
                                                                 Ohio Municipal Cash Trust         None
                                                                 Pennsylvania Municipal Cash Trust None
                                                                 Prime Cash Obligations Fund       None
                                                                 Prime Management Obligations Fund None
                                                                 Prime Obligations Fund            None
                                                                 Prime Value Obligations Fund      None
                                                                 Tax-Free Instruments Trust        None
                                                                 Tax-Free Obligations Fund         None
                                                                 Treasury Obligations Fund         None
                                                                 U.S. Treasury Cash Reserves       0.25%
                                                                 Virginia Municipal Cash Trust     None



                                                                  REVISED 6/1/05


                           PROPRIETARY FUND SCHEDULE -

                          INSTITUTIONAL SERVICE SHARES



Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names. Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

----------------------------------------------------------------
| MULTIPLE CLASS SERIES/COMPANY  |NON-PLAN INVESTMENT COMPANIES|
----------------------------------------------------------------
|Money Market Obligations Trust -|WesMark Funds                |
|Automated Cash Management Trust |                             |
----------------------------------------------------------------












                                                                 REVISED 7/31/06


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                          INSTITUTIONAL SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

FEES AND EXPENSES        MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL SHARES
SALES LOAD               None
CONTINGENT DEFERRED      None
SALES CHARGE ("CDSC")
SHAREHOLDER              SERVICE FEE Up to 25 basis points (0.25%) of the
                         average daily net asset value
12B-1 FEE                As set forth in the attached Schedule
OTHER EXPENSES           Itemized expenses incurred by the Fund with respect to
                         holders of Institutional Shares as described in
                         Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: Institutional Shares may be exchanged for Institutional Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K Shares. Such Funds will include the Institutional Shares of the MDT Funds effective upon Federated Investors Inc.'s acquisition of a majority of the limited liability interests in the investment adviser to the MDT Funds, MDTA LLC.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                                                 REVISED 7/31/06




                                SCHEDULE OF FUNDS

                          OFFERING INSTITUTIONAL SHARES



The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

MULTIPLE CLASS COMPANY                       SERIES                                           12B-1 FEE
Federated Adjustable Rate Securities Fund                                                     None
Federated Equity Funds                       Federated Strategic Value Fund                   None
Federated Fixed Income Securities, Inc.      Federated Municipal Ultrashort Fund              None
Federated GNMA Trust                                                                          None
Federated Income Securities Trust            Federated Intermediate Corporate Bond Fund       None
                                             Federated Real Return Bond Fund                  None
                                             Federated Short-Term Income Fund                 None
Federated Income Trust                       Federated Income Trust                           None
Federated Index Trust                        Federated Max-Cap Index Fund                     None
                                             Federated Mini-Cap Index Fund                    None
Federated Institutional Trust                Federated Government Ultrashort Duration Fund    None
                                             Federated Intermediate Government/Corporate Fund None
Federated Intermediate Government Fund, Inc.                                                  None
Federated Managed Allocation Portfolios      Federated Conservative Allocation Fund           None
                                             Federated Growth Allocation Fund                 None
                                             Federated Moderate Allocation Fund               None
                                             Federated Target ETF Fund 2015                   None
                                             Federated Target ETF Fund 2025                   None
                                             Federated Target ETF Fund 2035                   None
FEDERATED MDT SERIES                         FEDERATED MDT ALL CAP CORE FUND                  NONE
                                             FEDERATED MDT TAX AWARE/ALL CAP CORE FUND        NONE
                                             FEDERATED MDT LARGE CAP GROWTH FUND               NONE
                                             FEDERATED MDT MID CAP GROWTH FUND                 NONE
                                             FEDERATED MDT SMALL CAP CORE FUND                 NONE
                                             FEDERATED MDT SMALL CAP GROWTH FUND               NONE
                                             FEDERATED MDT SMALL CAP VALUE FUND                NONE
                                             FEDERATED MDT BALANCED FUND                       NONE
Federated Short-Term Municipal Trust                                                            None
Federated Total Return Government Bond Fund                                                     None
Federated Total Return Series, Inc.                   Federated Mortgage Fund                   None
                                                      Federated Total Return Bond Fund          None
                                                      Federated Ultrashort Bond Fund            None
Federated U.S. Government Securities Fund:                                                     None
1-3 Years
Federated U.S. Government Securities Fund:                                                      None
2-5 Years
Intermediate Municipal Trust                          Federated Intermediate Municipal Trust    None
Money Market Obligations Trust                        California Municipal Cash Trust           None
                                                      Florida Municipal Cash Trust              0.25%
                                                      Government Obligations Fund               None
                                                      Government Obligations Tax-Managed Fund   None
                                                      Michigan Municipal Cash Trust             None
                                                      Minnesota Municipal Cash Trust            None
                                                      Municipal Obligations Fund                None
                                                      New Jersey Municipal Cash Trust           None
                                                      New York Municipal Cash Trust             None
                                                      Ohio Municipal Cash Trust                 None
                                                      Pennsylvania Municipal Cash Trust         None
                                                      Prime Cash Obligations Fund               None
                                                      Prime Management Obligations Fund         None
                                                      Prime Obligations Fund                    None
                                                      Prime Value Obligations Fund              None
                                                      Tax-Free Obligations Fund                 None
                                                      Treasury Obligations Fund                 None
                                                      U.S. Treasury Cash Reserves               None
                                                      Virginia Municipal Cash Trust             None








                                                                  REVISED 6/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                            INVESTMENT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

FEES AND EXPENSES         MAXIMUM AMOUNT ALLOCATED INVESTMENT SHARES
SALES LOAD                None
CONTINGENT DEFERRED SALES None
CHARGE ("CDSC")
SHAREHOLDER               SERVICE FEE Up to 25 basis points (0.25%) of the
                          average daily net asset value
12B-1 FEE                 None
OTHER                     EXPENSES Itemized expenses incurred by the Fund with
                          respect to holders of Investment Shares as described in Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS: None

EXCHANGE RIGHTS: Investment Shares may be exchanged for Investment Shares of any other FEDERATED fund OR share class THAT DOES NOT HAVE A STATED sales charge OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                                                  REVISED 6/1/05




                                SCHEDULE OF FUNDS

                           OFFERING INVESTMENT SHARES



The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

-----------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |          SERIES          |
-----------------------------------------------------------
|Edward Jones Money Market Fund|                          |
-----------------------------------------------------------
|Money Market Obligations Trust|Tax-Free Instruments Trust|
-----------------------------------------------------------








                                                                  REVISED 3/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                             PRIMARY SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

Primary Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Primary Shares will consist of institutional sales to insurance companies for Primary Share inclusion in those variable life and variable annuity product separate accounts. The insurance company distributor, underwriter or affiliated entity may provide shareholder services and receive a shareholder service fee for their services. In connection with this basic arrangement, Primary Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED PRIMARY SHARES
SALES LOAD                  None
CONTINGENT DEFERRED SALES   None
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average daily
                            net asset value
12B-1 FEE                   As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Primary Shares as described in Section
                            3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Primary Shares have the following conversion rights and exchange privileges at the election of the shareholder:

 CONVERSION RIGHTS:  None
 EXCHANGE PRIVILEGE: None

                                                                  REVISED 3/1/05




                                SCHEDULE OF FUNDS

                             OFFERING PRIMARY SHARES



The Funds set forth on this Schedule each offer Primary Shares on the terms set forth in the Primary Shares Exhibit to the Multiple Class Plan.

-----------------------------------------------------------------------------
|  MULTIPLE CLASS COMPANY  |                SERIES                |12B-1 FEE|
-----------------------------------------------------------------------------
|Federated Insurance Series|Federated American Leaders Fund II    |  None   |
-----------------------------------------------------------------------------
|                          |Federated Capital Appreciation Fund II|  0.25%  |
-----------------------------------------------------------------------------
|                          |Federated High Income Bond Fund II    |  None   |
-----------------------------------------------------------------------------
|                          |Federated Kaufmann Fund II            |  0.25%  |
-----------------------------------------------------------------------------
|                          |Federated Quality Bond Fund II        |  0.25%  |
-----------------------------------------------------------------------------








                                                                REVISED 6/1/2005


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                            RETIREMENT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Retirement Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Retirement Shares will bear the following fees and expenses:

FEES AND EXPENSES         MAXIMUM AMOUNT ALLOCATED RETIREMENT SHARES
SALES LOAD                None
CONTINGENT DEFERRED SALES None
CHARGE ("CDSC")
SHAREHOLDER               SERVICE FEE Up to 25 basis points (0.25%) of the
                          average daily net asset value
12B-1 FEE                 None
OTHER                     EXPENSES Itemized expenses incurred by the Fund with
                          respect to holders of Retirement Shares as described in Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Retirement Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: Retirement Shares may be exchanged for Retirement Shares of any other FEDERATED fund OR SHARE CLASS THAT DOES NOT HAVE A STATED SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                                                REVISED 6/1/2005




                                SCHEDULE OF FUNDS

                           OFFERING RETIREMENT SHARES



The Funds set forth on this Schedule each offer Retirement Shares on the terms set forth in the Retirement Shares Exhibit to the Multiple Class Plan,:



---------------------------------------
|    MULTIPLE CLASS COMPANY    |SERIES|
---------------------------------------
|Edward Jones Money Market Fund|      |
---------------------------------------








                                                                  REVISED 6/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                              SELECT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Select Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan. In addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Select Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED SELECT SHARES
SALES LOAD                  None
CONTINGENT DEFERRED SALES   None
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average
                            daily net asset value
12B-1 FEE                   As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Select Shares as described in Section
                            3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Select Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None
EXCHANGE PRIVILEGE: Select Shares may be exchanged for Select Shares of any other FEDERATED fund OR share class THAT DOES NOT HAVE A STATED sales charge OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                                                  REVISED 6/1/05




                                SCHEDULE OF FUNDS

                             OFFERING SELECT SHARES



The Funds set forth on this Schedule each offer Select Shares on the terms set forth in the Select Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

        MULTIPLE CLASS COMPANY                          SERIES                 12B-1 FEE
Federated Managed Allocation Portfolios Federated Conservative Allocation Fund 0.75%
                                        Federated Growth Allocation Fund       0.75%
                                        Federated Moderate Allocation Fund     0.75%








                                                                  Revised 3/1/04

                                                       Exhibit n under Form N-1A

                                              Exhibit 99 under Item 601/Reg. S-K


                             SERVICE SHARES EXHIBIT
                                       TO
                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement Service Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED SERVICE SHARES
SALES LOAD                  None
CONTINGENT DEFERRED SALES   None
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average daily
                            net asset value
12B-1 FEE                   As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Service Shares as described in Section
                            3 of the Plan

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

 CONVERSION RIGHTS: None
 EXCHANGE RIGHTS:   None




                                   Service - 1

                                                                  Revised 3/1/04

                                                       Exhibit n under Form N-1A

                                              Exhibit 99 under Item 601/Reg. S-K



                                SCHEDULE OF FUNDS
                             OFFERING SERVICE SHARES

The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

------------------------------------------------------------------------------
|  MULTIPLE CLASS COMPANY  |                SERIES                |12B-1 PLAN|
------------------------------------------------------------------------------
|Federated Insurance Series|Federated High Income Bond Fund II    |0.25%     |
------------------------------------------------------------------------------
|                          |Federated American Leaders Fund II    |0.25%     |
------------------------------------------------------------------------------
|                          |Federated Capital Appreciation Fund II|0.25%     |
------------------------------------------------------------------------------
|                          |Federated Quality Bond Fund II        |0.25%     |
------------------------------------------------------------------------------
|                          |FEDERATED KAUFMANN FUND II            |0.25%     |
------------------------------------------------------------------------------







                                   Service - 2

                                                                  REVISED 6/1/05


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                              TRUST SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:

FEES AND EXPENSES    MAXIMUM AMOUNT ALLOCATED TRUST SHARES
SALES LOAD           None
CONTINGENT DEFERRED  None
SALES CHARGE
("CDSC")
SHAREHOLDER SERVICE  None
FEE
12B-1 FEE            Up to 25 basis points (0.25%) of the average daily net
                     asset value
OTHER                EXPENSES Itemized expenses incurred by the Fund with
                     respect to holders of Trust Shares as described in Section
                     3 of the Multiple Class Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None
EXCHANGE PRIVILEGE: Trust Shares may be exchanged for Trust Shares of any other FEDERATED fund OR SHARE CLASS THAT DOES NOT HAVE A STATED SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.

                                                                  REVISED 6/1/05






                                SCHEDULE OF FUNDS

                              OFFERING TRUST SHARES



The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



-----------------------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |          SERIES           |12B-1 PLAN|
-----------------------------------------------------------------------
|Money Market Obligations Trust|Government Obligations Fund|  0.25%   |
-----------------------------------------------------------------------
|                              |Prime Obligations Fund     |  0.25%   |
-----------------------------------------------------------------------